UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2007

                              ALFACELL CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-11088
                            (Commission File Number)

          Delaware                                    22-2369085
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
  incorporation)

               225 Belleville Avenue, Bloomfield, New Jersey 07003
             (Address of principal executive offices, with zip code)

                                 (973) 748-8082
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

        On January 30, 2007, Alfacell Corporation (the "Company") issued a press release announcing that the U.S. Food and Drug Administration (FDA) has granted orphan-drug designation in the United States for the Company's lead drug candidate, ONCONASE(R) (ranpirnase), for the treatment of malignant mesothelioma. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1     Press release of Alfacell Corporation dated January 30, 2007.


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


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ALFACELL CORPORATION



Date: January 30, 2007                By: /s/ Lawrence A. Kenyon
                                         --------------------------------
                                              Lawrence A. Kenyon
                                              Executive Vice President, Chief
                                              Financial Officer and Secretary



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